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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 2, 2005

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                              NEOMAGIC CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                   000-22009                 77-0344424
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 (State or other jurisdiction of     (Commission              (IRS Employer
        incorporation)               File Number)          Identification No.)

     3250 Jay Street, Santa Clara, California                     95054
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     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (408) 988-7020

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On August 2, 2005, NeoMagic Corporation issued a press release announcing that its Board of Directors had approved a one-for-five reverse stock split that is to be effective after the market close on August 11, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS.

99.1 Press Release issued by NeoMagic Corporation on August 2, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         NeoMagic Corporation
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                                                         (Registrant)

Date: August 2, 2005                                     /s/ Scott Sullinger
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                                                         Scott Sullinger
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
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99.1             Press Release issued by NeoMagic Corporation on August 2, 2005.